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                                                                  CONFORMED COPY
                               U.S. $2,677,267,000

                            NATIONAL RURAL UTILITIES
                        COOPERATIVE FINANCE CORPORATION

                           Medium-Term Notes, Series C


                           CALCULATION AGENT AGREEMENT

                                             This AGREEMENT dated January 15,
                                    2002, between National Rural Utilities
                                    Cooperative Finance Corporation, a District of Columbia cooperative association (hereinafter called the "Issuer"), whose principal office is at Woodland Park, 2201 Cooperative Way, Herndon, Virginia 20171, and Lehman Brothers Inc., a Delaware corporation (hereinafter sometimes called the "Calculation Agent" which term shall, unless the context shall otherwise require, include its successors and assignees), whose principal office is at 101 Hudson Street, Jersey City, NJ 07302.

                           WHEREAS (A) The Issuer proposes to issue from time to
                  time an aggregate principal amount of up to $2,677,267,000 of Medium-Term Notes, Series C (the "Notes") entitled to the benefits of the Indenture dated as of December 15, 1987 (as supplemented by the First Supplemental Indenture dated as of October 1, 1990, and as it may be supplemented or amended from time to time, the "Indenture"), between the Issuer and The Bank of New York, as successor trustee;

                           (B) Each Note will bear interest at either (a) a
                  fixed rate or (b) a floating rate determined by reference to an interest rate formula (the "Floating Rate Notes");

                           NOW IT IS HEREBY AGREED THAT,

                           1. Terms defined in the "Description of Debt
                  Securities" and "Description of the Medium-Term Notes" shall bear the same meanings herein unless the context otherwise requires. The "Description of Debt Securities" means the terms and conditions of the Notes as set forth in the Prospectus, dated December 5, 2001, as supplemented by a Prospectus Supplement, dated December 5, 2001, relating to the Notes. The "Description of the Medium-Term Notes" means the terms and conditions of the Notes as set forth in the Prospectus Supplement, dated December 5, 2001, relating to
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                  the Notes. Such Prospectus Supplement will be supplemented or amended by one or more Pricing Supplements (each a "Supplement") setting forth additional terms and conditions of the Notes.

                           2. The Issuer hereby appoints Lehman Brothers Inc. as
                  Calculation Agent for the Notes, upon the terms and subject to the conditions herein mentioned, and Lehman Brothers Inc. hereby accepts such appointment. The Calculation Agent shall act as an agent of the Issuer for the purpose of determining the interest rate of the Floating Rate Notes in accordance with the Description of the Medium-Term Notes and the provisions of this Agreement.

                           3. The Calculation Agent shall calculate the
                  applicable interest rates for the Floating Rate Notes in accordance with the provisions set forth in the Prospectus Supplement relating to the Notes dated December 5, 2001, under the heading "Description of the Medium-Term Notes--Floating Rate Notes" which provisions are incorporated by reference herein as if set forth in full in this Agreement.

                           4. In no event shall the interest rate be less than
                  the floor, if any, or more than the ceiling, if any, designated in the applicable Supplement.

                           5. The Calculation Agent will, as soon as practi-
                  cable after (i) 3:00 p.m., New York City time, on the Calculation Date pertaining to each Interest Determination Date relating to Commercial Paper Rate Notes, Fed Funds Rate Notes, CD Rate Notes and Treasury Rate Notes or (ii) 11:00 a.m., London time, on each Interest Determination Date relating to LIBOR Notes, determine (and notify the Issuer and the Trustee of) the interest rate applicable during the next succeeding interest period (if the interest rate cannot be determined in accordance with the provisions set forth in the Prospectus Supplement relating to the Notes dated December 5, 2001, in clause (i) under the heading "Description of the Medium-Term Notes--Floating Rate Notes--LIBOR", the Calculation Agent agrees to determine (and notify the Issuer and Trustee of) the interest rate in accordance with the provisions in clause (ii) of such heading).

                           6. As soon as determined after each Interest
                  Determination Date, the Calculation Agent will cause to be forwarded to the Issuer, the Trustee and the Paying Agent information regarding the interest rates and the interest periods for each interest period and the relevant Interest Payment Date.
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                           7. The Issuer will pay such compensation as shall be
                  agreed upon and the expenses, including reasonable counsel fees, properly incurred by the Calculation Agent in connection with its duties hereunder, upon receipt of such invoices as the Issuer shall reasonably require.

                           8. The Issuer will indemnify the Calculation Agent
                  against any losses, liabilities, costs, claims, actions or demands which it may incur or sustain or which may be made against it in connection with its appointment or the exercise of its powers and duties hereunder as well as the reasonable costs, including the expenses and fees of counsel in defending any claim, action or demand, except such as may result from the negligence, wilful default or bad faith of the Calculation Agent or any of its employees. The Calculation Agent shall incur no liability and shall be indemnified and held harmless by the Issuer for, or in respect of, any actions taken or suffered to be taken in good faith by the Calculation Agent in reliance upon (i) the written opinion or advice of counsel or
                  (ii) written instructions from the Issuer.

                           9. The Calculation Agent accepts its obligations
                  herein (and agrees to act in good faith in the performance of its obligations) set forth upon the terms and conditions hereof, including the following, to all of which the Issuer agrees:

                                    (i) in acting under this Agreement and in
                           connection with the Notes, the Calculation Agent, acting as agent for the Issuer, does not assume any obligation towards, or any relationship of agency or trust for or with, any of the holders of the Notes;

                                    (ii) unless herein otherwise specifically
                           provided, any order, certificate, notice, request or communication from the Issuer made or given under any provision of this Agreement shall be sufficient if signed by any person whom the Calculation Agent reasonably believes to be a duly authorized officer of the Issuer;

                                    (iii) the Calculation Agent shall be
                           obligated to perform only such duties as are set forth specifically herein and any duties necessarily incidental thereto; and

                                    (iv) the Calculation Agent shall be
                           protected and shall incur no liability for or in respect of any action taken or omitted to be taken by it in reliance
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                           upon anything contained in a Floating Rate Note, the
                           Description of Debt Securities, the Description of the Medium-Term Notes or one or more Prospectus Supplements.

                           10. (A) The Issuer agrees to notify the Calculation
                  Agent at least five London Business Days prior to the issuance of any LIBOR Note. The Calculation Agent agrees to select four Reference Banks prior to the issuance of the first LIBOR Note by the Issuer; to make all appropriate arrangements for such banks to act as Reference Banks; and to notify the Issuer, the Trustee and each of the Agents as to the names and addresses of such Reference Banks. The Calculation Agent covenants that, for so long as it is required so to do in accordance with the applicable Description of the Medium-Term Notes, it shall ensure that there shall at all times be four Reference Banks. Forthwith upon any change in the identity of the Reference Banks, the Calculation Agent shall notify the Issuer, the Trustee and the Agents of such change. If fewer than two Reference Banks are quoting, the Calculation Agent agrees to select three major banks in The City of New York in accordance with the applicable Description of the Medium-Term Notes. The Calculation Agent shall not be responsible to the Issuer or any third party for any failure of the Reference Banks to fulfill their duties or meet their obligations as Reference Banks or as a result of the Calculation Agent having acted (except in the event of negligence, wilful default or bad faith) on any certificate given by any Reference Bank which subsequently may be found to be incorrect.

                           (B) If necessary, in accordance with the provisions
                  set forth in the Prospectus Supplement relating to the Notes dated December 5, 2001, under the Heading "Description of the Medium-Term Notes--Floating Rate Notes--Prime Rate", the Calculation Agent agrees to select a substitute major bank or trust company (meeting the requirements specified under such heading). The Calculation Agent shall not be responsible to the Issuer or any third party for the failure of such bank or trust company to fulfill any duty or obligation contemplated under such heading.

                           (C) Except as provided below, the Calculation Agent
                  may at any time resign as Calculation Agent by giving written notice to the Issuer and the Trustee of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that such notice shall be given not less than two months prior to the said effective date unless the Issuer and the Trustee otherwise agree in writing. Except as provided below, the
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                  Calculation Agent may be removed by the filing with it of an instrument in writing signed by the Issuer specifying such removal and the date when it shall become effective (such effective date being at least 20 days after said filing). Such resignation or removal shall take effect upon:

                                    (i) the appointment by the Issuer as
                           hereinafter provided of a successor Calculation Agent approved by the Trustee, which shall be a responsible financial firm or institution having an established place of business in The City of New York;

                                    (ii) the acceptance of such appointment by
                           such successor Calculation Agent; and

                                    (iii) the giving of notice of such
                           appointment to the holders of the Notes, provided that if the Calculation Agent fails duly to establish the amount of interest for any interest period, such removal will take effect immediately upon such appointment of, and acceptance thereof by, a successor Calculation Agent approved by the Trustee and qualified as aforesaid, in which event notice of such appointment shall be given to the holders of the Notes as soon as practicable thereafter. Upon its resignation or removal becoming effective, the retiring Calculation Agent shall be entitled to the payment of its compensation and the reimbursement of all expenses incurred by such retiring Calculation Agent pursuant to paragraph 7 hereof.

                           (D) If at any time the Calculation Agent shall resign
                  or be removed, or shall become incapable of acting or shall be adjudged bankrupt or insolvent, or liquidated or dissolved, or an order is made or an effective resolution is passed to wind up the Calculation Agent, or if the Calculation Agent shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors, or shall consent to the appointment of a receiver, administrator or other similar official of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver, administrator or other similar official of the Calculation Agent or of all or any substantial part of its property shall be appointed, or if any order of any court shall be entered approving any petition filed by or against the Calculation Agent under the provisions of any applicable bankruptcy or insolvency law, or if any public officer shall take charge or control of the Calculation Agent or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then a successor Calculation
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                  Agent, approved by the Trustee, shall be appointed by the
                  Issuer by an instrument in writing filed with the successor Calculation Agent. Upon the appointment as aforesaid of a successor Calculation Agent and acceptance by the latter of such appointment and (except in cases of removal for failure to establish the amount of interest) the giving of notice to the holders of the Notes, the former Calculation Agent shall cease to be Calculation Agent hereunder.

                           (E) Any successor Calculation Agent appointed
                  hereunder shall execute and deliver to its predecessor and the Issuer an instrument, in the form acceptable to the Trustee, accepting such appointment hereunder, and thereupon such successor Calculation Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as the Calculation Agent hereunder, and such predecessor shall thereupon become obliged to transfer and deliver, and such successor Calculation Agent shall be entitled to receive, copies of any relevant records maintained by such predecessor Calculation Agent.

                           (F) Any corporation into which the Calculation Agent
                  may be merged or converted or any corporation with which the Calculation Agent may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Calculation Agent shall be a party shall, to the extent permitted by applicable law and provided that it shall be a responsible financial firm or institution having an established place of business in The City of New York, be the successor Calculation Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto. Notice of any such merger, conversion or consolidation shall forthwith be given to the Issuer and the Trustee.

                           11. Any notice required to be given hereunder shall
                  be delivered in person, sent by letter or telex or communicated by telephone (subject, in the case of communi-cation by telephone, to confirmation dispatched within two business days by letter or telex), in the case of the Issuer, to it at Woodland Park, 2201 Cooperative Way, Herndon, Virginia 20171, Attention: Chief Financial Officer; in the case of the Calculation Agent, to it at 101 Hudson Street, Jersey City, New Jersey 07302, Attention: Medium-Term Note Department; and in the case of the Trustee, to it at The Bank of New York, 5 Penn Plaza, New York, New York 10001-1810,
                  Attention: Trust Administrator or, in any case, to any other address of which the party receiving
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                  notice shall have notified the party giving such notice in writing.

                           12. This Agreement may be amended only by a writing
                  duly executed and delivered by each of the parties signing below.

                           13.THE PROVISIONS OF THIS AGREEMENT SHALL BE GOVERNED
                  BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                           14. This Agreement may be executed in counterparts
                  and the executed counterparts shall together constitute a single instrument.
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                           IN WITNESS WHEREOF, this Agreement has been executed
                  and delivered as of the day and year first above written.

                                    NATIONAL RURAL UTILITIES COOPERATIVE FINANCE
                                    CORPORATION,

                                    by /s/ Steven L. Lilly
                                      -------------------------------
                                      Name:  Steven L. Lilly
                                      Title: Sr. Vice President &
                                             Chief Financial Officer


                                    LEHMAN BROTHERS INC.,

                                    by  /s/ Greg Hall
                                      -------------------------------
                                      Name:  Greg Hall
                                      Title: Managing Director